UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2020

VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)

New York	001-9232	13- 5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Charles Lindbergh Blvd., Uniondale, New York	11553
(Address of principal executive offices)	(Zip Code)

(516) 228-6700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	VOLT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At 10:30 a.m. (PDT) on April 21, 2020, Volt Information Sciences, Inc. (the “Company”) held a virtual Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders elected each of the Company’s director nominees to its Board of Directors (the “Board”) (see below) and considered and voted on the other proposals listed below. These proposals are described in detail in the Company’s Proxy Statement (the “Proxy Statement”) previously filed with the Securities and Exchange Commission on February 24, 2020. A total of 17,295,034 shares of the Company’s common stock, representing 80.7% of the shares outstanding on the record date established by the Company, were present or represented by proxy at the Annual Meeting. Set forth below are the voting results for each proposal submitted to a vote of stockholders.

Proposal 1: Election of Directors

The stockholders elected the Company’s nominees to the Board. The nominees for election to the Board, the number and type of votes cast with respect to each nominee, as well as the number of broker non-votes with respect to each nominee, were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Celia R. Brown	14,228,433	882,150	2,184,451
Nick S. Cyprus	12,370,240	2,740,343	2,184,451
William J. Grubbs	11,040,213	4,070,370	2,184,451
Bruce G. Goodman	10,680,385	4,430,198	2,184,451
Linda Perneau	12,992,578	2,118,005	2,184,451
Arnold Ursaner	11,500,382	3,610,201	2,184,451

The foregoing Proposal 1 was approved.

Proposal 2: Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2020

The stockholders approved the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2020.  The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
14,906,770	2,339,699	48,565	0

The foregoing Proposal 2 was approved.

Proposal 3: “Say-on-pay” non-binding, advisory vote

The stockholders voted, on a non-binding, advisory basis, on the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.  The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
9,957,866	3,564,760	1,587,957	2,184,451

The foregoing Proposal 3 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volt Information Sciences, Inc.

Date: April 24, 2020	By:	/s/ Nancy Avedissian

Nancy Avedissian
Senior Vice President, Chief Legal Officer and Corporate Secretary